UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 29, 2002

                       NATIONAL TAX CREDIT INVESTORS II
            (Exact name of registrant as specified in its charter)


               California                   0-20610               95-1017959
      (State or other jurisdiction        (Commission          (I.R.S. Employer
            of incorporation)             File Number)          Identification
                                                                    Number)


                                55 Beattie Place
                              Post Office Box 1089
                       Greenville, South Carolina 29602
                   (Address of principal executive offices)


      Registrant's telephone number, including area code (864) 239-1000


                                       N/A

                (Former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant

As of August 29, 2002, Deloitte & Touche LLP, the independent accountant previously engaged as the principal accountant to audit the financial statements of National Tax Credit Investors II (the "Registrant" or the "Partnership"), was dismissed. As of the same date, the firm of Ernst & Young LLP was engaged to provide the service for the Registrant.

The audit reports of Deloitte & Touche LLP on the financial statements of the Partnership as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the general partner of the Partnership on August 29, 2002.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

During the Partnership's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through August 29, 2002, the Partnership did not consult with Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits

            16.1 Letter dated August 29, 2002 from the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL TAX CREDIT INVESTORS II
                                    (a California limited partnership)


                                    By:   National Partnership Investments Corp.
                                          General Partner


                                    By:   /s/Brian H. Shuman
                                          Brian H. Shuman
                                          Chief Financial Officer


                                    Date: September 6, 2002

                                                                  Exhibit 16.1





August 29, 2002



Securities and Exchange Commission Mail Stop 11-3 450 5th Street, N.W. Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of National Tax Credit Investors II's Form 8-K dated August 29, 2002 and have the following comments:

1. We agree with the statements made in paragraphs 1 through 5, for which we have a basis to comment on, and we agree with, the disclosures.

2. We have no basis on which to agree or disagree with the statements made in paragraph 6, for which we have no basis on which to comment.

Yours truly,



DELOITTE & TOUCHE LLP
Los Angeles, California